DATE:  30-Jun-97

         SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                  DEAN WITTER TAX-EXEMPT SECURITIES - CLASS A




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                    _
                            |        ______________________  |
FORMULA:                    |       |          |
                            |  /\ n |         ERV           |
               T  =         |    \  |     -------------    |  - 1
                            |     \ |          P          |
                            |      \|                 |
                            |_                        _|

              T = AVERAGE ANNUAL COMPOUND RETURN
              n = NUMBER OF YEARS
            ERV = ENDING REDEEMABLE VALUE
              P = INITIAL INVESTMENT

                                                                                       (A)
  $1,000               ERV AS OF          AGGREGATE           NUMBER OF           AVERAGE ANNUAL
INVESTED - P           31-Dec-96         TOTAL RETURN         YEARS - n         COMPOUND RETURN - T
------------           ---------         ------------         ---------         --------------------
 31-Dec-95             $  992.10            -0.79%                  1                   -0.79%
 31-Dec-91             $1,334.50            33.45%               5.00                    5.94%
 31-Dec-86             $1,961.60            96.16%              10.00                    6.97%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                            _                                     _
                           |        ______________________  |
FORMULA:                   |       |            |
                           |  /\ n |           EV            |
              t  =         |    \  |      -------------     | - 1
                           |     \ |           P           |
                           |      \|              |
                           |_                      _|

                               EV
             TR  =         ----------        - 1
                                P


             t = AVERAGE ANNUAL COMPOUND RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                                   (C)                                   (B)
  $1,000                  EV AS OF                TOTAL           NUMBER OF         AVERAGE ANNUAL
INVESTED - P              31-Dec-96            RETURN - TR        YEARS - n       COMPOUND RETURN - t
------------              ---------            -----------        ----------      -------------------
 31-Dec-95                $1,036.10                3.61%                1                 3.61%
 31-Dec-91                $1,393.70               39.37%             5.00                 6.86%
 31-Dec-86                $2,048.70              104.87%            10.00                 7.44%

(D)               GROWTH OF $10,000*
(E)               GROWTH OF $50,000*
(F)               GROWTH OF $100,000*

FORMULA:          G= (TR+1)*P
                  G= GROWTH OF INITIAL INVESTMENT
                  P= INITIAL INVESTMENT
                  TR= TOTAL RETURN SINCE INCEPTION

                                               (D)                             (E)                              (F)
  $10,000               TOTAL               GROWTH OF                       GROWTH OF                         GROWTH OF
INVESTED - P         RETURN - TR       $10,000 INVESTMENT - G          $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
------------         -----------       ----------------------          ----------------------           -----------------------
 27-Mar-80              370.15                $45,017                         $226,847                          $457,221


*SINCE INCEPTION : ORIGINAL VALUE $9,575,$48,250 & $97,250  ADJUSTED FOR
 4.25%,3.50% AND 2.75% SALES CHARGES, RESPECTIVELY.

DATE:  30-Jun-97



         SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                  DEAN WITTER TAX-EXEMPT SECURITIES - CLASS D


(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                            _                                       _
                           |        ______________________  |
FORMULA:                   |       |           |
                           |  /\ n |          EV            |
              t  =         |    \  |      -------------    |  - 1
                           |     \ |           P          |
                           |      \|               |
                           |_                      _|

                               EV
             TR  =         ----------        - 1
                                P


            t = AVERAGE ANNUAL COMPOUND RETURN
            n = NUMBER OF YEARS
           EV = ENDING VALUE
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN

                                             (B)                                           (A)
  $1,000               EV AS OF             TOTAL                NUMBER OF            AVERAGE ANNUAL
INVESTED - P          31-Dec-96          RETURN - TR             YEARS - n          COMPOUND RETURN - t
------------          ---------          -----------             ----------         -------------------
 31-Dec-95            $1,036.10              3.61%                      1                  3.61%
 31-Dec-91            $1,393.70             39.37%                   5.00                  6.86%
 31-Dec-86            $2,048.70            104.87%                  10.00                  7.44%

(C)                    GROWTH OF $10,000
(D)                    GROWTH OF $50,000
(E)                    GROWTH OF $100,000


FORMULA:               G= (TR+1)*P
                       G= GROWTH OF INITIAL INVESTMENT
                       P= INITIAL INVESTMENT
                       TR= TOTAL RETURN SINCE INCEPTION


  $10,000               TOTAL                (C) GROWTH OF                  (D) GROWTH OF                   (E) GROWTH OF
INVESTED - P         RETURN - TR          $10,000 INVESTMENT- G          $50,000 INVESTMENT- G           $100,000 INVESTMENT- G
------------         -----------          ---------------------          ---------------------           ----------------------
 27-Mar-80              370.15                   $47,015                         $235,075                       $470,150


              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       DEAN WITTER TAX-EXEMPT SECURITIES

REVISED :       07/01/97


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                              _                                   _
                             |        ______________________  |
FORMULA:                     |       |          |
                             |  /\ n |         ERV           |
                T  =         |    \  |    -------------     |  - 1
                             |     \ |          P          |
                             |      \|                |
                             |_                       _|

               T = AVERAGE ANNUAL COMPOUND RETURN
               n = NUMBER OF YEARS
             ERV = ENDING REDEEMABLE VALUE
               P = INITIAL INVESTMENT

                                                                                     (A)
  $1,000               ERV AS OF      AGGREGATE           NUMBER OF             AVERAGE ANNUAL
INVESTED - P           31-Dec-96     TOTAL RETURN         YEARS - n           COMPOUND RETURN - T
------------           ---------     ------------         ---------           -------------------
 31-Dec-95             $  994.70        -0.53%                 1                    -0.53%
 31-Dec-91             $1,337.90        33.79%              5.00                     6.00%
 31-Dec-86             $1,966.70        96.67%             10.00                     7.00%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                           _                                    _
                          |        ______________________  |
FORMULA:                  |       |         |
                          |  /\ n |         EV            |
             t  =         |    \  |     ------------     |  - 1
                          |     \ |          P          |
                          |      \|             |
                          |_                    _|

                              EV
            TR  =         ----------       - 1
                               P


            t = AVERAGE ANNUAL COMPOUND RETURN
                (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            n = NUMBER OF YEARS
           EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
            P = INITIAL INVESTMENT
           TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                            (C)                                             (B)
  $1,000                EV AS OF           TOTAL                NUMBER OF              AVERAGE ANNUAL
INVESTED - P           31-Dec-96         RETURN - TR            YEARS - n             COMPOUND RETURN
------------           ---------         ------------           ---------            -------------------
 31-Dec-95             $1,036.10             3.61%                    1                     3.61%
 31-Dec-91             $1,393.70            39.37%                 5.00                     6.86%
 31-Dec-86             $2,048.70           104.87%                10.00                     7.44%

(D)              GROWTH OF $10,000*
(E)              GROWTH OF $50,000*
(F)              GROWTH OF $100,000*

FORMULA:         G= (TR+1)*P
                 G= GROWTH OF INITIAL INVESTMENT
                 P= INITIAL INVESTMENT
                 TR= TOTAL RETURN SINCE INCEPTION

                                                    (D)                       (E)                 (F)
  $10,000                TOTAL                   GROWTH OF                 GROWTH OF           GROWTH OF
INVESTED - P          RETURN - TR           $10,000 INVESTMENT      $50,000 INVESTMENT   $100,000 INVESTMENT - G
------------          -----------         ----------------------      ------------------   -----------------------
 27-Mar-80               370.15                    $45,134                  $227,435             $457,221

* INITIAL INVESTMENT $9600,$48,375 & $97,250 RESPECTIVELY REFLECTS A 4%,3.25% & 2.75% SALES CHARGE

                  SCHEDULE OF COMPUTATION OF YIELD QUOTATION
               DEAN WITTER TAX EXEMPT SECURITIES TRUST - CLASS A
                 FOR THE 30 DAY PERIOD ENDED DECEMBER 31, 1996


                                     6
(A)    YIELD = 2{[((a-b)/c d)+ 1] -1}


       WHERE:     a = Dividends and interest earned during the period

                  b = Expenses accrued for the period

                  c = The average daily number of shares outstanding
                         during the period that were entitled to receive dividends

                  d = The maximum offering price per share on the last
                         day of the period


                                                                            6
       YIELD = 2{[((5,261,942.43 - 459,905.94)/101,097,523.203 *12.29)+1]-1}

             = 4.68%


(B)    TAX EQUIVALENT YIELD = SEC Yield - (1 - stated tax rate)
                            = 4.68%/(1-.3960)
                            = 7.75%

                  SCHEDULE OF COMPUTATION OF YIELD QUOTATION
               DEAN WITTER TAX EXEMPT SECURITIES TRUST - CLASS D
                 FOR THE 30 DAY PERIOD ENDED DECEMBER 31, 1996



                                      6
(A)    YIELD = 2{[((a-b)/c d) + 1] -1}


       WHERE:     a = Dividends and interest earned during the period

                  b = Expenses accrued for the period

                  c = The average daily number of shares outstanding
                         during the period that were entitled to receive dividends

                  d = The maximum offering price per share on the last
                         day of the period


                                                                             6
       YIELD = 2{[((5,261,942.43 - 459,905.94)/101,097,523.203 *11.77)+1] -1}

             = 4.89%


(B)    TAX EQUIVALENT YIELD = SEC Yield - (1- stated tax rate)
                            = 4.89% / (1-.3960)
                            = 8.10%